Exhibit 10.4

SECOND AMENDMENT TO PURCHASE AGREEMENT

This Second Amendment to Purchase Agreement (the "Amendment"), dated as of July 19, 2016 (the “Effective Date”), is made by and between ACQUIPORT MILFORD LLC, a Delaware limited liability company (the “Seller”), and VEREIT ACQUISITIONS, LLC, a Delaware limited liability company (the “Buyer”).

RECITALS

A.    Buyer and Seller have entered into that certain Purchase Agreement dated as of June 27, 2016, as the same was amended by that certain First Amendment to Purchase Agreement dated as of July 15, 2016 (as amended, the “Agreement”), for the purchase and sale of the improved property described and defined therein as the “Property.” All capitalized terms used but not defined herein have the meanings given to them in the Agreement.

B.    Buyer and Seller desire to amend the Agreement upon the terms and conditions set forth herein.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:
1.    Contingency Period. Section 2.2 of the Agreement shall be and hereby is amended by omitting such section in its entirety and substituting the following in lieu thereof:
“Contingency Period. The period of time commencing on the Effective Date and ending at 5:00 p.m. New York time on July 20, 2016.”
2.    Ratification. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects, and shall be binding on the parties’ respective successors and/or assigns.
3.    Counterpart Signatures. This Amendment may be executed by the parties in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signatures appear on the following page]

The parties hereto have executed this Amendment as of the Effective Date.

SELLER:	ACQUIPORT MILFORD LLC, a Delaware limited liability company

By:	LXP Manager Corp., a Delaware corporation, its manager

By: /s/Lara S. Johnson Name: Lara S. Johnson Title: Vice President

BUYER:	VEREIT ACQUISITIONS, LLC, a Delaware limited liability company

By: /s/Todd J. Weiss Name: Todd J. Weiss Title: Authorized Officer

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